SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     the Securities Exchange of Act of 1934


                                 March 15, 1996
                     ---------------------------------
                     (Date of earliest event reported)


                               HOGAN SYSTEMS, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    Delaware
              ----------------------------------------------
              (State or other jurisdiction of incorporation)


          0-12317                                      75-1558550
   ------------------------              --------------------------------
   (Commission File Number)              (IRS Employer Identification No.)


                         5080 Spectrum Drive, Suite 400E
                               Dallas, Texas 75248
           -----------------------------------------------------
           (Address of principal executive offices and zip code)

                                (214) 386-0020
           -----------------------------------------------------
            (Registrants telephone number, including area code)


                             Not Applicable
           ------------------------------------------------------
           (Former name, former address and former fiscal year,
                       if changed since last report)

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Item 1.  CHANGE IN CONTROL OF REGISTRANT.

      On March 15, 1996, pursuant to the Agreement and Plan of Merger, dated as of December 10, 1995, by and among the Registrant, The Continuum Company, Inc., a Delaware corporation (Continuum"), and Continuum Acquisition Corporation, a
Delaware corporation ("CAC"), as amended (the "Merger Agreement"), CAC was merged with and into the Registrant (the "Merger"), with the Registrant surviving the Merger as a wholly-owned subsidiary of Continuum. As a result of the Merger, each share of common stock, $0.01 par value, of the Registrant issued and outstanding immediately before the Merger (other than shares held by the Registrant in treasury or by Continuum) will be converted into the right to receive 0.315 of a share of common stock, $0.10 par value, of Continuum
("Continuum  Common  Stock").  On  March  15,  1996,  the  stockholders  of  the
Registrant approved the Merger and the stockholders of Continuum approved the issuance of Continuum Common Stock in the Merger. Effective as of the time of the Merger, Continuum appointed two directors of the Registrant as Advisory
Directors of Continuum.

      The Registrant provides integrated software applications and related professional services to financial institutions worldwide. It is expected that the Registrant will continue this business as a wholly-owned subsidiary of Continuum.

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
Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)   Exhibits:
                 ---------

                 2.1      The  Agreement and Plan of Merger dated as of December
                          10,  1995  by  and  among  Hogan  Systems,  Inc.,  The
                          Continuum  Company,  Inc.  and  Continuum  Acquisition
                          Corporation, previously filed as Exhibit 2.1 to the Registrant's Form 8-K reporting the events of December
                          10, 1995, is hereby incorporated by reference.

                 99.1 The press release dated February 7, 1996, previously filed as Exhibit 99.1 to the Registrant's Form 8-K reporting the events of February 7, 1996, is hereby incorporated by reference.

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                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               HOGAN SYSTEMS, INC.
                                  (Registrant)


                           By:  s/s David R. Bankhead
                                ----------------------
                                 David R. Bankhead
                             Senior Vice President and
                              Chief Financial Officer

DATED: March 15, 1996


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